UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2024
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement
On June 20, 2024, Creative Media & Community Trust Corporation (the “Company”) entered into a Fifth Amended and Restated Dealer Manager Agreement (the “Agreement”) with CIM Service Provider, LLC and CCO Capital, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager has agreed to continue to serve as the exclusive dealer manager for the Company’s offering (the “Offering”) of a maximum of $400,000,000, on an aggregate basis, of Series A1 Preferred Stock, par value $0.001 per share, of the Company (the “Series A1 Preferred Stock”). Other than the dealer manager fee, which has decreased from 3.00% to 2.00%, the terms of the Agreement are consistent with the terms of the Fourth Amended and Restated Dealer Manager Agreement with CIM Service Provider, LLC and the Dealer Manager and only reflect certain technical changes in light of the Company’s new registration statement on Form S-11 (Reg. No. 333-278628), declared effective by the SEC on June 7, 2024, pursuant to which the Company will conduct the Offering.
The Agreement requires the Dealer Manager to use its reasonable best efforts to sell the shares of Series A1 Preferred Stock offered in the Offering. Subject to the terms, conditions and limitations described in the Agreement, the Company will pay to the Dealer Manager in connection with the Offering (1) a dealer manager fee of up to 2.00% of the aggregate selling price of the Series A1 Preferred Stock sold in the Offering and (2) selling commissions of up to 7.00% of the aggregate selling price of the Series A1 Preferred Stock sold in the Offering. The Dealer Manager reallows the full selling commission and, in its sole discretion, may reallow to another broker-dealer authorized by the Dealer Manager to sell shares in the Offering a portion of the dealer manager fee earned by the Dealer Manager in respect of shares sold by such broker-dealer.
The Dealer Manager is a registered broker dealer and an affiliate of the Company that is under common control with CIM Capital, LLC, an affiliate of CIM Management, LLC that, through its four wholly-owned subsidiaries (CIM Capital Securities Management, LLC, a securities manager, CIM Capital RE Debt Management, LLC, a debt manager, CIM Capital Controlled Company Management, LLC, a controlled company manager, and CIM Capital Real Property Management, LLC, a real property manager) provides certain services to CIM Urban Partners, L.P., a wholly-owned subsidiary of the Company, pursuant to an investment management agreement, and CIM Service Provider, LLC, an affiliate of CIM Group Management, LLC that provides, or arranges for other service providers to provide, management and administration services to the Company and all of its direct and indirect subsidiaries pursuant to a master services agreement.
The description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Form 8-K as Exhibit 1.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits

Exhibit Number	Exhibit Description
1.1	Fifth Amended and Restated Dealer Manager Agreement, dated as of June 20, 2024, by and among Creative Media & Community Trust Corporation, CIM Service Provider, LLC and CCO Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: June 24, 2024	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer